Exhibit 99.1

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:	Jointly Administered
:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF FEBRUARY 2015

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware the Debtors’ Monthly Operating Report for the Period of February 2015,

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 601 Union Street, Suite 4900, Seattle, Washington 98101.

Docket No. 513 Date Filed: 3/20/15

attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
March 20, 2015

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Sarah E. Pierce
Anthony W. Clark (I.D. No. 2051)
Sarah E. Pierce (I.D. No. 4648)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

Kenneth S. Ziman
Raquelle L. Kaye
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

- and -

Felicia Gerber Perlman
155 N. Wacker Drive
Chicago, Illinois 60606-1720
Telephone: (312) 407-0700
Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

MONTHLY OPERATING REPORT

UNITED STATES BANKRUPTCY COURT

                     DISTRICT OF DELAWARE

In re DENDREON CORPORATION, et. al	Case No. 14-12515 (LSS)
Reporting Period: February 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b		X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-5	X
Listing of aged accounts payable	MOR-5	X
Accounts Receivable Reconciliation and Aging	MOR-6		X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Gregory R. Cox	March 20, 2015
Signature of Authorized Individual*

Gregory R. Cox	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES

 Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. Accordingly, this MOR should not be used for investment purposes.

The financial statements presented in MOR-2 and MOR-3 are prepared on a consolidated company basis for the Debtors and non-debtor affiliates.

1. SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
($ 000s)

For the period 2/1/15 - 2/28/15[1]		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated	Corporation	Holdings	Distribution	Manufacturing

Beginning Cash Balance[2]	$118,660	$118,660	$-	$-	$-

Total Cash Receipts	470,063	451,288	-	18,775	-

Total Cash Disbursements[3]	(128,057)	(122,233)	-	(5,824)	-

Intercompany Transfer From / (To) Other Debtors	-	12,731	-	(12,731)	-

Intercompany Transfer From / (To) Non-Debtors	-	-	-	-	-

Net Cash Flow	$342,006	$341,786	$-	$221	$-

Ending Cash Balance[2]	$460,666	$460,446	$-	$221	$-

 Notes:

 1. 2/28/15 represents last day of Debtors’ February weekly cash forecast

 2. Excludes restricted cash accounts

 3. Cash Disbursements include payroll that was disbursed by Dendreon Corporation through its centralized cash management system for the benefit of subsidiary debtors.

 Accordingly, disbursement amounts (for the purposes of calculating US Trustee fees) are as follows:

Debtor	Amounts
Dendreon Corporation	$114,679
Dendreon Holdings	-
Dendreon Distribution	6,599
Dendreon Manufacturing	6,779
$128,057

1a. BANK RECONCILIATION (OR COPIES OF DEBTORS’ BANK RECONCILIATIONS)

 As of 2/28/15

									Restricted Cash Accounts

					Morgan Stanle	y
Bank	U.S. Ban	k	U.S. Ban	k	Smith Barne	y	U.S. Bank	[1]	U.S. Bank
Description	Operating Accoun	t	Receipts Accoun	t	Investment Accoun	t	Payroll Accoun	t	Escrow Account

Bank Balance	$9,626,348		$6,044,458		$450,867,595		$249,425		$214,617
(+) Deposits in Transit	419,788		-		-		-		-
(-) Outstanding Checks	(792,427)		-		-		(139,758)		-
Other	-		(5,823,646)		-		-		-

Book Balance	$9,253,709		$220,812		$450,867,595		$109,667		$214,617

 Notes:

 1. Account opened during postpetition period

1b. SCHEDULE OF PROFESSIONAL FEES PAID

 For the period 2/1/15 - 2/28/15

Firm	Payment Date	Amount
SULLIVAN & CROMWELL, LLP	2/20/15	428,454.42
PRIME CLERK LLC	2/20/15	679.20
DELOITTE FINANCIAL ADVISORY SERVICES LLP	2/20/15	181,109.45
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP	2/20/15	1,468,006.03
LAZARD FRERES & CO. LLC	2/20/15	204,000.00
YOUNG CONAWAY STARGATT & TAYLOR, LLP	2/20/15	161,863.37
ALIXPARTNERS, LLP	2/20/15	559,661.74

Total		$3,003,774.21

1c. COPIES OF BANK STATEMENTS

The Debtors’ bank statements are voluminous and not included herein, but copies will be provided upon request

1d. CASH DISBURSEMENTS JOURNALS

The Debtors’ cash disbursement journals are voluminous and not included herein, but copies will be provided upon request

2. STATEMENT OF OPERATIONS

 ($ 000s)

For the period 2/1/15 - 2/28/15		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated [1]	Corporation	Holdings	Distribution	Manufacturing

Product Revenue, net	$13,842	$13,842	$-	$-	$-
Royalty and Other Revenue	-	-	-	-	-

Total Revenue	$13,842	$13,842	$-	$-	$-

Operating Expenses:
Cost Of Product Revenue	7,845	7,845	-	-	-
Research and Development	4,083	4,083	-	-	-
Selling, General and Administrative	22,931	22,931	-	-	-
Less: Payroll Expense Included In Categories Above[2]	(18,125)	(18,125)	-	-	-
Payroll Expense[2,3]	18,125	4,747	-	6,599	6,779
Restructuring	1,891	1,891	-	-	-

Total Operating Expenses	$36,750	$23,372	$-	$6,599	$6,779

Income / (Loss) from Operations	$(22,907)	$(9,530)	$-	$(6,599)	$(6,779)

Other Income / (Expense):
Interest Income	(21)	(21)	-	-	-
Interest Expense	(229)	(229)	-	-	-
Other Income / (Expense)	253,629	253,629	-	-	-
Reorganization Expense	(7,999)	(7,999)	-	-	-

Net Income / (Loss)	$222,473	$235,850	$-	$(6,599)	$(6,779)

 Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only. This modified presentation reflects cash basis payroll of the subsidiary entities, which is funded by Dendreon Corp.

2. The Debtors’ consolidated statement of operations reflects an allocation of payroll expenses among several operating expense categories (i.e., Cost of Product Revenue, R&D and SG&A). For the purpose of presenting payroll by entity without double-counting of such expenses, the cash basis payroll must be deducted before being included separately

3. Payroll Expense (noted above) includes payroll, payroll taxes and 401(k). These amounts are funded to ADP via the US Bank Operating account. For taxation purposes, each legal entity pays separate state employment taxes for the states in which it operates

3. BALANCE SHEET
($ 000s)

As of 2/28/15

Consolidated[1]

Current Assets:
Cash and Cash Equivalents	$460,666
Short-Term Investments	-
Trade Accounts Receivable	-
Inventory	-
Prepaid Expenses and Other Current Assets	618

Total Current Assets	$461,284

Property and Equipment, net	-
Long-Term Investments	49,500
Other Assets	2,623

Total Assets	$513,406

Current Liabilities:
Accounts Payable	$1,205
Accrued Liabilities	329
Accrued Compensation	3,006
Restructuring Liability	-
Reorganization Liability	5,393
Current Portion of Capital Lease Obligations	-
Current Portion of Facility Lease Obligations	-

Total Current Liabilities	$9,932

Long-Term Liabilities:
Other Long-Term Liabilities	-
Liabilities Subject to Compromise[2]	595,629

Total Liabilities	$605,561

Stockholders’ Equity:
Common Stock	156
Additional Paid-In Capital	2,021,921
Accumulated Other Comprehensive Income	-
Accumulated Deficit	(2,114,232)

Total Stockholders’ Equity (Deficit)	$(92,155)

Total Liabilities and Stockholders’ Equity	$513,406

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only

2. The Debtors continue to work to determine the proper balance and reporting for Liabilities Subject to Compromise

4. STATUS OF POSTPETITION TAXES

 All postpetition taxes were current as of 1/31/15 and paid in the ordinary course by the Debtors

5. SUMMARY OF UNPAID POSTPETITION DEBTS

 As of 2/28/15

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Postpetition Accounts Payable	$1,204,512	$1,204,512	$-	$-	$-

6. ACCOUNTS RECEIVABLE RECONCILLIATION & AGEING

 Pursuant to the sale, accounts receivable are no longer property of the Debtors’ estate

7. DEBTOR QUESTIONNAIRE

		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3		X

Note 1:

On February 23, 2015, the Debtors completed the sale of substantially all the Debtor’s assets to a subsidiary of Valeant Pharmaceuticals, Inc. pursuant to the terms sale agreement approved by the court on February 20, 2015.